SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 28, 2003





                          PANAMERICAN BEVERAGES, INC.



            (Exact name of registrant as specified in its charter)

      REPUBLIC OF PANAMA                 1-12290                    N/A
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
                                                           Identification No.)
                                                              incorporation)

      C/O PANAMCO, LLC, 701 WATERFORD WAY, SUITE 800, MIAMI FLORIDA 33126
              (Address of principal executive offices) (Zip Code)
                                (305) 929-0800
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.        Other Events.
               -------------

          On April 28, 2003, Panamerican Beverages Inc., a corporation organized under the laws of the Republic of Panama ("Panamco"), issued a press release announcing that its shareholders had approved the merger of Panamco with Coca-Cola FEMSA, S.A. de C.V. , a corporation organized under the laws of the United Mexican States ("Coca-Cola FEMSA"), at a Special Meeting of Shareholders. The text of a press release issued by Panamco on April 28, 2003 announcing the approval of the merger of Panamco with Coca-Cola FEMSA by Panamco shareholders is incorporated by reference here in as Exhibit 99.1.

Item 7.        Exhibits.
               ---------

    Exhibit No.     Exhibit
    -----------     -------

      99.1 Press release, dated April 28, 2003, issued by Panamerican Beverages, Inc.("Panamco") announcing that shareholders of Panamco approved the merger between Panamco and Coca-Cola FEMSA, S.A de C.V.


                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        PANAMERICAN BEVERAGES, INC.


                                        By: /s/ ANNETTE FRANQUI
                                            ----------------------------
                                            Name:  Annette Franqui
                                            Title: Chief Financial Officer

Date:  April 28, 2003



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


                               INDEX TO EXHIBITS


      Exhibit No.   Exhibit
      -----------   -------

         99.1 Press release, dated April 28, 2003, issued by Panamerican Beverages, Inc. ("Panamco") announcing that shareholders of Panamco approved the merger between Panamco and Coca-Cola FEMSA, S.A de C.V.



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